UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

Vincent P. Corti

Capital World Growth and Income Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Kathryn A. Sanders

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Capital World Growth

and Income Fund®

Special feature

Far and wide: pursuing value in a low-growth world

See page 6

Annual report for the year ended November 30 , 2012

Capital World Growth and Income Fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	12.27%	–1.84%	9.58%

The total annual fund operating expense ratio is 0.82% for Class A shares as of the prospectus dated February 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2012, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.18%.

Results for other share classes can be found on page 31.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

Global equity markets rallied during the second half of Capital World Growth and Income Fund’s fiscal year despite considerable volatility, uncertainty over fiscal problems in Europe and the United States, and a slowdown in China. The fund overcame a sluggish first half to produce a strong return for the full 12 months.

For the year ended November 30, 2012, the fund delivered a gain of 16.1%. That result surpassed the fund’s relevant benchmarks. The unmanaged MSCI All Country World Index, which measures a broad range of developed- and developing-country stock markets, rose 13.3%.* The Lipper Global Funds Index, a measure of the fund’s peer group, recorded a 10.7% return.

The fund’s total return includes the reinvestment of dividends, which totaled 97 cents a share during the fiscal year. These dividends represented an income return of 3.0%. As you can see in the table below, Capital World Growth and Income Fund continues to compare favorably to its peers and benchmarks over longer time frames.

The global investing environment

Most of the world’s stock markets ended the fiscal year substantially higher as investors welcomed additional stimulus measures from major central banks, including in the U.S. and Europe. Later in the period, concerns about moderating growth in China gave way to renewed optimism about the longer term economic outlook for the country.

In Europe, stocks generally rallied during the second half. On a U.S. dollar-adjusted basis, the MSCI All Country Europe Index surged 13.6% and most European countries registered double-digit gains for

*	Unless otherwise noted, MSCI indexes are stated in U.S. dollars and their results reflect dividends net of withholding taxes.

Results at a glance

For periods ended November 30, 2012, with all distributions reinvested

	Total returns	Average annual total returns

	1 year	5 years	10 years	Lifetime (since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	16.14%	–1.14%	9.80%	10.71%
MSCI All Country World Index†	13.33	–1.82	7.34	6.73
Lipper Global Funds Index	10.69	–1.84	6.83	6.72

†	The market index is unmanaged and, therefore, has no expenses. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.

In this report

Special feature

6	Far and wide: pursuing value in a low-growth world

Even as global economic growth slows, the fund’s portfolio counselors are finding companies around the world with what they believe are good prospects for sales and profit growth.

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

18	Financial statements

35	Board of directors and other officers

Capital World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2012)

Company	Country	Percent of net assets	12-month return

Novartis	Switzerland	2.99%	14.68%
Philip Morris International	United States	2.51	17.89
BP	United Kingdom	2.00	–4.90
Bayer	Germany	1.84	37.68
Altria	United States	1.81	17.85
Amgen	United States	1.67	53.34
Home Depot	United States	1.49	65.91
Microsoft	United States	1.37	4.07
Royal Dutch Shell	United Kingdom	1.09	–4.09
National Grid	United Kingdom	1.07	14.96

the fiscal year. Among the few markets to sustain declines were fiscally troubled European nations Greece (–2.3%), Spain (–3.4%) and Portugal (–9.7%).

Despite signs of slowing corporate profits and mixed economic data, U.S. stocks rose 16.1%, as measured by Standard & Poor’s 500 Composite Index. Following November’s election, pledges from President Obama and Congressional leaders to work together on a compromise budget appeared to encourage investors. On January 1, following the close of the fund’s fiscal year, the White House and lawmakers agreed to raise taxes on affluent Americans, averting the so-called fiscal cliff. However, scheduled budget cuts were delayed for a few months, so a number of issues remain unresolved going into 2013.

Although growth slowed in China and other developing countries, the developing world continued to experience relatively healthy economic activity. However, results for equities were mixed. China and India’s stock markets rose 20.0% and 18.4%, respectively, but Russia declined 4.3%. While Brazilian equities were positive during the year, a slide in the Brazilian real versus the dollar resulted in a loss of 8.9% for U.S. investors.

Inside the portfolio

While country returns provide a useful backdrop, the investment professionals who manage Capital World Growth and Income Fund do not focus on particular geographies or market sectors. Rather, they build the portfolio one company at a time through careful fundamental research. The fund’s strong result in both absolute and relative terms was supported by a broad diversity of companies, many of which were among the largest holdings in the portfolio.

As you can see in the table above, a number of the fund’s 10 largest holdings produced double-digit gains; these included home improvement retailer Home Depot, biotechnology company Amgen and European pharmaceutical makers Bayer and Novartis (the fund’s top holding). The only holdings in the top 10 to lose ground were oil companies BP and Royal Dutch Shell, partly reflecting a slide in energy prices during the period.

Consumer discretionary companies, which represented the fund’s largest sector weighting, accounted for 12.3% of the portfolio at fiscal year-end. Holdings in this sector contributed some of the strongest returns of the period. In addition to Home Depot, the fund was supported by double-digit gains from U.S. cable operators Comcast (+64.0%) and Time Warner Cable (+56.9%), auto components maker Michelin (+45.7%) and Virgin Media (+58.7%). Several investments in the basic materials and industrials sectors also bolstered results.

Other holdings that dampened returns included HTC Corp. (–44.3%) and French utility GDF SUEZ (–19.9%).

A look ahead

As we look forward, a number of serious fiscal challenges around the world — particularly in the U.S. and Europe — have yet to be fully resolved. Despite some signs of progress in recent months, leaders in the U.S. still must address longer term budget concerns. European leaders, likewise, continue to grapple with the region’s structural problems and also are confronted with a difficult economic outlook.

Despite these challenges, we are encouraged by a number of developments. In a sluggish global economy, corporate profits have been remarkably resilient. In the U.S., we believe a dramatic transformation in U.S. energy supply and a housing market turnaround are leading to greater opportunity, and while Europe’s troubles will not be resolved quickly, we have seen a number of companies in Europe adjust to the changing landscape. We are further encouraged by what we believe are reasonable valuations in several areas.

Growth has clearly slowed in China as the nation’s leaders seek to transition toward a more domestic-focused economy. However, we believe China can continue to be a leading contributor to overall global growth.

And while global economic growth may remain muted, particularly in the world’s indebted developed nations, we believe there will continue to be opportunities to invest in companies experiencing vibrant

2	Capital World Growth and Income Fund

profit growth. We invite you to read our feature on page 6, “Far and wide: pursuing value in a low-growth world,” to learn more about how the fund’s portfolio counselors and analysts look for growth in a sluggish economy.

Our focus remains on investing in sound companies that we believe can provide long-term capital appreciation — regardless of where they are domiciled — and that often reward investors with regular dividend payments.

As always, we thank you, our fellow investors, for your continued support of Capital World Growth and Income Fund and we look forward to reporting back to you in six months’ time.

Cordially,

Michael Thawley
Vice Chairman of the Board

Mark E. Denning
President

January 9, 2013

For current information about the fund, visit americanfunds.com.

Where the fund’s assets were invested*

	Capital World Growth and Income Fund	MSCI All Country World Index†

Europe	37.2%	25.4%
United Kingdom	11.1	8.4
Switzerland	6.2	3.3
France	5.1	3.5
Germany	4.8	3.2
Sweden	3.6	1.2
Belgium	1.3	.4
Finland	1.0	.3
Russia	.8	.7
Netherlands	.8	.9
Italy	.6	.8
Other Europe	1.9	2.7
The Americas	37.8	53.3
United States	35.7	46.3
Canada	1.0	4.3
Mexico	.6	.7
Brazil	.5	1.5
Other Americas	—	.5
Asia/Pacific	17.0	20.1
Hong Kong	3.6	1.2
China	2.6	2.3
Australia	2.2	3.3
Japan	2.1	7.2
South Korea	1.9	1.9
Singapore	1.5	.7
Thailand	1.1	.3
Other Asia/Pacific	2.0	3.2
Other	1.0	1.2
Bonds & notes, short-term securities & other assets less liabilities	7.0	—
Total	100.0%	100.0%

*	Percent of net assets by country as of November 30, 2012.
†	The MSCI All Country World Index is weighted by market capitalization.

Capital World Growth and Income Fund	3

The value of a long-term perspective

How a $10,000 investment has grown since March 26, 1993

$80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
9,000

Average annual total returns based on a $1,000 investment*

(for periods ended November 30, 2012)

	1 year	5 years	10 years
Class A shares	9.45%	–2.30%	9.15%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

Year ended November 30	1993	[6]	1994	1995	1996	1997	1998	1999	2000	2001	2002

Total value
Dividends reinvested	$144		295	421	506	488	478	440	577	578	569
Value at year-end	$10,782		11,592	13,841	17,118	19,917	23,007	27,396	29,142	28,613	27,405
WGI total return	7.8%		7.5	19.4	23.7	16.4	15.5	19.1	6.4	(1.8)	(4.2)

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $18,706 and reinvested capital gain distributions of $20,534.
[3]	Results calculated with capital gains reinvested.

4	Capital World Growth and Income Fund

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

											Average annual total return for fund’s lifetime 10.4%[2]

679	914	1,043	1,315	1,633	1,918	1,711	1,555	1,633	1,809
35,220	43,044	49,405	60,955	73,901	43,044	59,179	60,701	60,096	69,795
28.5	22.2	14.8	23.4	21.2	(41.8)	37.5	2.6	(1.0)	16.1	►

[4]	The market index is unmanaged and, therefore, has no expenses. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26, 1993 (when the fund began operations), through November 30, 1993.

The results shown are before taxes on fund distributions and sale of fund shares.

Capital World Growth and Income Fund	5

6	Capital World Growth and Income Fund

Far and wide: pursuing value in a low-growth world

Even as global economic growth slows, the portfolio counselors who manage your fund believe they are finding companies around the world with good prospects for sales and profit growth. In the following pages, we look at how these investment professionals seek to build long-term value for investors despite the cloudy horizon.

Economic news has been less than encouraging lately. As leaders in Europe, the United States and other advanced nations wrestled over lingering fiscal troubles, growth in their economies was sluggish. At the same time, the pace of expansion in China, India and Brazil slowed considerably.

Investors may be faced with more of the same in coming years. The International Monetary Fund recently lowered its forecast for 2013 global growth to 3.6%. It expects gross domestic product (GDP) for the world’s developed nations to rise a modest 1.5%. However, the organization predicts a healthier 5.6% growth for the developing world. In fact, many economists expect growth to remain relatively low for a number of years as the developed world reduces its debt, and China and other developing nations seek a balance between exports and domestic demand.

“A look at historical data has shown that economic growth and stock market returns are not related. China has been a great example of that.”

Mark Denning

Does this mean investors should expect weak equity returns going forward? Not necessarily, says Mark Denning, president of Capital World Growth and Income Fund and a portfolio counselor. “A look at historical data has shown that economic growth and stock market returns are not related. China has been a great example of that. Its economy has been among the strongest in the world in recent years, yet stock market returns there have been uneven.”

Consider, for example, that in 2011 China’s economy expanded at a 9.2% rate, yet the Chinese stock market, as measured by the MSCI China Index, dropped 18.4%. During the same period, the U.S. economy grew 1.8% while its stock market rose 2.1% as measured by the S&P 500. Why the disconnect? Simply put, prospects for companies are not necessarily tied to the changing fate of the local or regional economy where they are based. Nor are local companies necessarily the best positioned to participate in the growth of their home economies.

“Even in an environment of generally slower growth, there will be some areas of vibrant growth — and there will be companies that are going to do well,” says Michael Thawley, vice chairman of the fund. “Some people might avoid stocks because they are concerned about a particular crisis or discouraging economic data. But there are companies that will adapt to difficult conditions. They will adjust their focus, rethink their strategies and change their product offerings. What we try to do is invest in those companies that can thrive as conditions change.”

Indeed, rather than invest in economies, countries or particular sectors of the market, the investment professionals who manage Capital World Growth and Income Fund build the portfolio one company at a time. Through intensive fundamental research, they seek to identify companies with long-term growth potential. While the fund’s portfolio counselors have broad flexibility, they focus on larger, established companies that often pay dividends. Many of these are companies with global operations that can benefit from growth opportunities around the world. “Periods of intense stress also tend to be periods of restructuring,” says Michael. “This means great opportunity for investors who can recognize companies with the vision, initiative, leadership and other attributes to benefit from new trends.” Here are some examples of where they are looking for growth.

Capital World Growth and Income Fund	7

Developing countries: driving future middle-class consumption

The relative proportions of global middle-class consumption are changing dramatically. In the chart below, the width of each band of color for a given year indicates the percentages of consumption for a given region. By 2030, for example, India and China are expected to collectively account for about one-third of the middle class’s consumption of goods and services.

Share of global middle-class consumption

Sources: The New Global Middle Class: A Cross-Over from West to East, 2010, Homi Kharas and Geoffrey Gertz; The Emerging Middle Class in Developing Countries, 2010, Homi Kharas.

“ Even in an environment of generally slower growth, there will be some areas of vibrant growth — and there will be companies that are going to do well.”

Michael Thawley

A rising consumer class
China and other developing economies have experienced slower growth recently, but many of these areas are expected to continue experiencing growth at a faster rate than the global average. What’s more, millions of people living in developing nations are seeing their standards of living rise substantially.

“Economic cycles will ebb and flow, but this is an undeniable, powerful phenomenon with long-term implication for investors,” says Mark. The McKinsey Global Institute estimates that the global consumer class will grow from 2.4 billion people today to 4.2 billion by 2025, when the world’s population is expected to be about 7.9 billion. As you can see in the chart above, China, India, Latin America and other developing areas are expected to account for a much larger share of global consumption in the coming years.

With their increased spending power, these rising middle-class populations are already driving demand for products ranging from food and beverages and better health care to smartphones, automobiles and various types of luxury goods. “As consumers in these markets see their purchasing power increase, there will be opportunities for growth in a broad range of industries and sectors,” says Mark. “The challenge for investors is to identify companies with strong products, recognizable brands and the flexibility to tap into growth potential around the world, whether they are domiciled in the developing or developed world.”

Developed but developing
In fact, as trade has become increasingly globalized, the country or region where a company is based has become less important. In many cases, multinational companies based in developed markets are in a position to benefit from the rising consumer demand in developing markets.

Consider, for example, industrial conglomerate Jardine Matheson Holdings, a holding in the fund. This Fortune Global 500 company has business interests in property management, automobile distribution, financial services, supermarkets and restaurants. Based in Hong Kong, the company trades on the London and Singapore exchanges, but has significant operations in developing Asian markets including Indonesia and China.

“Jardines is a large, multinational company

8	Capital World Growth and Income Fund

whose shares trade in advanced markets, which gives investors the potential benefits of liquidity and transparency,” says Mark. “But much of its growth potential comes from businesses serving consumers in Southeast Asia.” One example: Jardines has a controlling interest in Astra International, the largest automobile distributor in Indonesia. Because of low penetration, the Indonesian auto market has strong potential for growth, Mark says. Despite robust sales in recent months, only 4% of Indonesia’s 240 million residents have a car. “Certainly, Astra will face challenges, including increased competition, but I believe the company can grow its earnings by 10% to 15% over the next few years,” says Amol Gogate, a Hong Kong-based investment analyst who covers the company.

A convergence of trends
Despite the murky economic picture in recent years, a combination of factors has led to an explosion in wireless communication around the world. This has been driven by rising consumer demand in developing markets, but also by the advent of faster LTE (fourth-generation) networks in the U.S. and other advanced markets.

“In places like Africa and other developing areas, basic voice and simple text-type communication is still very much a growth industry,” says portfolio counselor Sung Lee. “And the development of smartphones and the LTE service in places like the U.S. has been a real boon to the service operators. All around the world, with some exceptions, a lot of telecom companies that were thought to be beyond their growth stage have seen very robust revenue growth during a period of general economic malaise.”

What’s more, because wireless service businesses often generate strong cash flows, Sung believes such investments can help the fund meet both of its primary objectives — long-term capital appreciation and current income. Consider, for example, AT&T and Verizon Communications, both among the fund’s top 20 holdings. As of November 30, they paid dividend yields of 5.3% and 4.7%, respectively. “Over the last couple of years, both of these stocks have been strong investments in terms of capital appreciation — and all along they have paid relatively high dividends, providing a measure of stability for investors.”

The demand for mobile data communication has also translated into strong growth in mobile phone sales, a trend that is expected to continue. Global sales of handsets will rise from 649.1 million in 2012 to 1.2 billion in 2016, according to research firm Gartner. As you can see in the chart on page 10, most of that growth is expected to come from the Asia/Pacific region. Also, as sales growth slows in North America and Western Europe, it is expected to pick up pace in Africa and Latin America.

One beneficiary of the rising demand for smartphones has been Samsung

Capital World Growth and Income Fund	9

As the income of the global consumer has risen, phone sales have gone into high gear

Source: Gartner, Inc.; data from 2012 to 2016 are estimates.

“Samsung has executed incredibly well to emerge as a primary beneficiary of the movement toward smartphones in the past couple of years.”

Sung Lee

Electronics, one of the top holdings of the fund. “Samsung has executed incredibly well to emerge as a primary beneficiary of the movement toward smartphones in the past couple of years,” says Sung.

Resistant to economic fluctuations
In his search for growth, portfolio counselor Alfonso Barroso tends to focus on companies with essential products and services that aren’t sensitive to the ups and downs of economic cycles. This includes companies in so-called defensive areas of utilities and businesses focused on health care. “I look for companies that can grow by gaining market share, expanding into new markets and launching new products and services,” says Alfonso, who is based in London.

Swiss pharmaceutical maker Novartis, the fund’s top holding, provides one such example. The company, which has recently introduced medicines to treat multiple sclerosis, leukemia and other types of cancer, also makes a variety of consumer drugs such as Excedrin and Theraflu. With operations in more than 140 countries, including India, China and Russia, Novartis also could benefit from rising consumer demand in developing markets.

“Novartis is attractively valued relative to both the broader market and the pharmaceuticals industry largely because of concerns about patent expirations,” says Alfonso. “But I believe the negative impact of the patent expirations should abate starting in 2013.”

U.S. biotechnology company Amgen, the fund’s sixth-largest holding, has also focused on introducing new medicines and has developed a fairly robust pipeline. Its primary offerings include medicines for anemia, bone diseases, inflammatory conditions and the stimulation of white blood cells in chemotherapy patients. Alfonso believes the medicines that the company is developing have the potential to benefit investors regardless of the health of the macroeconomy.

“Both Amgen and Novartis, in my view, are well-positioned to potentially grow earnings by 5% to 10% a year over the next five years even if global economic growth remains subdued,” says Alfonso. “What’s more, both companies have stable and highly cash flow generative-based businesses that have supported predictable and rising dividend payments.”

Connecting the dots
Looking beneath the broad macroeconomic

10	Capital World Growth and Income Fund

picture often reveals that particular industries or areas are picking up momentum while others are stagnating or slowing down. In the U.S., the emerging natural gas boom is impacting various areas of the U.S. economy.

“There are a lot of investment implications for shale gas in the United States, some of which are related to a recovery from low gas prices,” says portfolio counselor Eric Richter, who often looks for growth potential in industries that appear to be coming off a cyclical bottom. “But the best opportunity is not necessarily through a natural gas company.”

In fact, research has led Eric not only to direct investment in a natural gas company but also in companies that stand to benefit indirectly. One example: railroads. As natural gas became more abundant early last year, prices dropped substantially. “Because natural gas and coal can serve as substitutes for one another, the cheaper gas drove down demand for coal,” explains Eric. “This hurt railroads, which generate much of their profits from transporting coal.” More recently, gas prices have begun to recover as manufacturing and other activity in the U.S. pick up momentum. “As natural gas prices recover, it provides an incentive for utilities to use more coal, which in turn can benefit the railroads,” Eric continues. “So, I have looked for opportunities to invest not just in natural gas companies directly, which generally don’t have great yields, but also indirectly through railroads that carry coal and often offer a good dividend yield.”

Flexible and focused
Nearly 20 years ago, Capital World Growth and Income Fund was created to provide investors with a conservative approach to global investing. Our investment professionals have pursued the fund’s growth-and-income objective by remaining flexible and focused on the long term. They have relied on fundamental research to build a portfolio of companies that they believe can endure and thrive in the long run. This approach has served investors over time.

“Truly, despite the economic headwinds and fiscal problems around the world, there is a great deal of opportunity,” says portfolio counselor Jeanne Carroll. “I see potential for growth in both the developed and developing worlds. But it is important to dig in and do the research to find the companies that can best take advantage of economic growth and demographic trends.”

Mark agrees. “Do I think there are individual companies that are going to do well even in troubled areas like Europe? I do. And that connects directly with what we do. We don’t invest in markets. We carefully scrutinize companies, including those that others have stopped looking at, perhaps because they are avoiding troubled countries or regions or sectors. By remaining flexible and looking for opportunity around the world, we have the potential to benefit from growth wherever it arises.” ■

Capital World Growth and Income Fund	11

Summary investment portfolio November 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification (percent of net assets)

Country diversification	Percent of net assets

United States	35.7%

Euro zone*	14.6

United Kingdom	11.1

Switzerland	6.2

Hong Kong	3.6

Sweden	3.6

China	2.6

Australia	2.2

Japan	2.1

South Korea	1.9

Other countries	9.4

Bonds & notes, short-term securities & other assets less liabilities	7.0

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks — 92.58%	Shares	Value (000)	Percent of net assets
Consumer discretionary — 12.29%
Home Depot, Inc.	16,095,800	$1,047,354	1.49%
The world’s largest home improvement retailer.

Comcast Corp., Class A	13,567,900	504,454.72
The largest cable TV provider in the U.S.

General Motors Co.[1]	18,646,450	482,570.69
U.S.-based auto manufacturer of brands such as Buick, Cadillac, Chevrolet and GMC.

Virgin Media Inc.	11,495,500	404,297.58
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.

DIRECTV[1]	7,873,000	391,288.56
Digital television services provider in the United States, Latin America and the Caribbean.

Cie. Générale des Établissements Michelin, Class B	4,000,000	372,009.53
One of the world’s largest tire makers. Its brands include Uniroyal and Goodrich.

Amazon.com, Inc.[1]	1,397,400	352,215.50
Major online retailer of books, CDs, DVDs, toys, apparel, home furnishings and other products.

Other securities		5,068,558	7.22

		8,622,745	12.29

Industrials — 12.07%
ASSA ABLOY AB, Class B	19,660,007	711,245	1.01
Manufactures mechanical, electromagnetic and electronic locks and security systems.

AB Volvo, Class B	41,589,080	589,142.84
One of Sweden’s major manufacturers of trucks, buses, and marine and aerospace engines.

KONE Oyj, Class B	6,185,000	463,329.66
Finland-based manufacturer of elevators and escalators, as well as automatic building doors.

Jardine Matheson Holdings Ltd.	7,748,000	457,287.65
Hong Kong-based diversified trading company operating in numerous industries, including supermarkets, real estate, hotels, restaurants, financial services, construction and mining.

12	Capital World Growth and Income Fund

Common stocks	Shares	Value (000)	Percent of net assets

United Parcel Service, Inc., Class B	5,200,000	$380,172.54%
The world’s largest package delivery company and express carrier.

General Electric Co.	17,500,000	369,775.53
Global operator of infrastructure, technology, energy and finance businesses.

Other securities		5,499,932	7.84

		8,470,882	12.07

Consumer staples — 11.61%
Philip Morris International Inc.	19,606,300	1,762,214	2.51
One of the world’s largest international tobacco companies.

Altria Group, Inc.	37,619,300	1,271,909	1.81
One of the world’s largest tobacco companies. The group also owns a large interest in the global brewer SABMiller.

Anheuser-Busch InBev NV	7,924,534	694,538.99
Anheuser-Busch InBev NV, VVPR STRIPS[1]	3,247,475	4
One of the world’s largest brewers.

Wesfarmers Ltd.	16,071,520	596,253.85
Australia-based retailer that operates home improvement and convenient stores, and has a presence in coal and natural gas production, and insurance.

Lorillard, Inc.	4,314,988	522,804.75
U.S.-based tobacco company.

Nestlé SA	7,310,030	478,422.68
Global packaged food and beverage company based in Switzerland.

Other securities		2,819,435	4.02

		8,145,579	11.61

Financials — 11.17%
Société Générale[1]	14,946,365	540,487.77
Has retail, corporate and investment banking operations around the world, with particular strength in Europe.

HSBC Holdings PLC (Hong Kong)	26,720,033	271,503.69
HSBC Holdings PLC (United Kingdom)	20,476,231	209,204
One of the world’s largest international banking and financial services organizations.

Industrial and Commercial Bank of China Ltd., Class H	676,073,470	456,229.65
A state-owned commercial bank in China and one of the world’s largest banks.

Prudential PLC	29,060,000	421,354.60
Major life insurance and pension provider with operations in the U.S., U.K. and Asia-Pacific region.

AIA Group Ltd.	95,215,796	370,411.53
Life insurance and financial services provider in the Asia-Pacific region.

Siam Commercial Bank PCL	66,634,100	352,820.50
Commercial bank based in Thailand.

Other securities		5,214,773	7.43

		7,836,781	11.17

Health care — 11.08%
Novartis AG	33,907,063	2,098,381	2.99
One of the world’s largest pharmaceutical companies.

Bayer AG	14,267,026	1,290,499	1.84
Makes pharmaceuticals and over-the-counter medicines, and develops medical diagnostic equipment.

Amgen Inc.	13,159,758	1,168,587	1.67
The world’s largest biotechnology company.

Capital World Growth and Income Fund	13

Common stocks	Shares	Value (000)	Percent of net assets
Health care (continued)
Abbott Laboratories	10,999,300	$714,954	1.02%
Major health care company that develops drugs, drug-delivery systems, diagnostic tools and nutritional supplements.

Gilead Sciences, Inc.[1]	9,430,000	707,250	1.01
Develops drugs to treat infectious diseases and cancer.

Roche Holding AG	2,014,000	396,410.56
A world leader in pharmaceuticals and diagnostic research.

Other securities		1,393,786	1.99

		7,769,867	11.08

Telecommunication services — 7.39%
AT&T Inc.	20,610,000	703,419	1.01
Global provider of telecommunication services, including local and long-distance, Internet and wireless communications.

Verizon Communications Inc.	15,119,500	667,072.95
Major broadband and telecommunication services provider.

SOFTBANK CORP.	13,509,700	506,399.72
Internet and telecommunications conglomerate and distributor of digital media and software.

TeliaSonera AB	71,210,054	477,563.68
Telecommunications company serving the Nordic and Baltic regions, and mobile communications provider serving northern and eastern Europe and Spain.

Vodafone Group PLC	179,857,500	464,368.66
One of the leading global operators of mobile telephone services.

Other securities		2,363,964	3.37

		5,182,785	7.39

Information technology — 6.52%
Microsoft Corp.	36,085,019	960,583	1.37
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.

Samsung Electronics Co. Ltd.	556,400	722,444	1.03
Korea’s top electronics manufacturer and a global leader in semiconductor production.

Oracle Corp.	13,337,000	428,118.61
Major supplier of database management software. Also develops business applications and provides consulting and support.

Other securities		2,463,349	3.51

		4,574,494	6.52

Energy — 5.67%
BP PLC	203,283,213	1,405,679	2.00
One of the world’s largest oil companies.

Royal Dutch Shell PLC, Class B	17,620,746	608,238	1.09
Royal Dutch Shell PLC, Class A (ADR)	1,127,500	75,509
Royal Dutch Shell PLC, Class A	1,686,000	56,507
Royal Dutch Shell PLC, Class B (ADR)	344,800	23,819
A global group of energy and oil companies.

Other securities		1,809,862	2.58

		3,979,614	5.67

14	Capital World Growth and Income Fund

Common stocks	Shares	Value (000)	Percent of net assets
Utilities — 5.24%
National Grid PLC	66,484,639	$750,955	1.07%
Operates electricity networks in the U.K. and U.S.

GDF SUEZ	20,468,329	460,394.66
Major natural gas and electricity company based in France.

SSE PLC	18,545,336	423,402.60
One of the U.K.’s largest gas and electricity companies.

PT Perusahaan Gas Negara (Persero) Tbk	831,120,000	392,017.56
Explores for and produces oil and gas in Indonesia.

Other securities		1,648,930	2.35

		3,675,698	5.24

Materials — 4.74%
Dow Chemical Co.	16,047,000	484,459.69
A major producer of plastics, chemicals, herbicides and pesticides.

BASF SE	4,429,000	396,873.57
The largest chemical company in the world.

Other securities		2,442,728	3.48

		3,324,060	4.74

Miscellaneous — 4.80%
Other common stocks in initial period of acquisition		3,366,079	4.80

Total common stocks (cost: $52,120,377,000)		64,948,584	92.58

Preferred stocks — 0.01%
Financials — 0.01%
Other securities		10,271.01

Total preferred stocks (cost: $9,150,000)		10,271.01

Convertible securities — 0.40%
Other — 0.40%
Other securities		277,431.40

Total convertible securities (cost: $262,002,000)		277,431.40

Bonds & notes — 2.12%	Principal amount (000)

U.S. Treasury bonds & notes — 0.57%
U.S. Treasury 0.25%–1.875% 2014[2]	$393,000	399,162.57

Energy — 0.15%
BP Capital Markets PLC 3.875%–5.25% 2013–2015	10,655	11,305.02

Other securities		93,220.13

		104,525.15

Capital World Growth and Income Fund	15

Bonds & notes	Principal amount (000)	Value (000)	Percent of net assets
Health care — 0.01%
Amgen Inc. 5.375% 2043	$9,625	$11,396.01%

Other — 1.39%
Other securities		975,094	1.39

Total bonds & notes (cost: $1,295,392,000)		1,490,177	2.12

Short-term securities — 4.62%

U.S. Treasury Bills 0.11%–0.195% due 12/6/2012–7/25/2013	1,163,800	1,163,380	1.66

Fannie Mae 0.13%–0.175% due 1/2–4/10/2013	534,329	534,186.76

Federal Home Loan Bank 0.124%–0.20% due 12/10/2012–4/17/2013	381,900	381,780.55

Other securities		1,160,022	1.65

Total short-term securities (cost: $3,238,984,000)		3,239,368	4.62

Total investment securities (cost: $56,925,905,000)		69,965,831	99.73
Other assets less liabilities		189,643.27

Net assets		$70,155,474	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $110,936,000, which represented .16% of the net assets of the fund. Some of “Other securities” (with an aggregate value of $939,074,000, which represented 1.34% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

Forward currency contracts

The fund has entered into forward currency contracts to sell currencies as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

			Contract amount			Unrealized appreciation (depreciation) at 11/30/2012 (000)

	Settlement date	Counterparty	Receive (000)	Deliver (000)

Sales:
Australian dollars	1/8/2013	Barclays Bank PLC	$145,116	A$	139,000	$509
Euros	12/10/2012	JPMorgan Chase	$224,322		€175,000	(3,295)
Euros	12/14/2012	UBS AG	$222,656		€175,000	(4,972)
Euros	12/18/2012	HSBC Bank	$159,356		€125,000	(3,244)
Euros	12/19/2012	UBS AG	$49,824		€39,000	(908)
Euros	12/20/2012	Citibank	$151,721		€119,000	(3,077)

						$(14,987)

16	Capital World Growth and Income Fund

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended November 30, 2012, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 11/30/2012 (000)

ComfortDelGro Corp. Ltd.	135,100,000	—	—	135,100,000	$6,744	$190,375
Qantas Airways Ltd.[1]	125,158,600	—	—	125,158,600	—	173,066
Darty PLC[3]	26,593,098	—	2,000,000	24,593,098	1,212	—
OPAP SA3	16,055,910	—	16,055,910	—	5,775	—
Virgin Media Inc.[3]	15,757,000	—	4,261,500	11,495,500	2,521	—
Virgin Media Inc. 6.50% convertible notes 2016[3]	$7,100,000	—	$3,600,000	$3,500,000	431	—

					$16,683	$363,441

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1] Security did not produce income during the last 12 months.
[2] A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $4,444,000, which represented .01% of the net assets of the fund.
[3] Unaffiliated issuer at 11/30/2012.

Key to abbreviation and symbols
ADR = American Depositary Receipts
A$ = Australian dollars
€ = Euros

See Notes to Financial Statements

Capital World Growth and Income Fund	17

Financial statements

Statement of assets and liabilities
at November 30, 2012		(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $56,504,187)		$69,602,390
Affiliated issuers (cost: $421,718)		363,441	$69,965,831

Cash denominated in currencies other than U.S. dollars (cost: $7,464)			7,464
Cash			54
Unrealized appreciation on open forward currency contracts			509
Receivables for:
Sales of investments		243,045
Sales of fund’s shares		75,930
Dividends and interest		217,991	536,966

			70,510,824
Liabilities:
Unrealized depreciation on open forward currency contracts			15,496
Payables for:
Purchases of investments		156,763
Repurchases of fund’s shares		116,109
Investment advisory services		21,389
Services provided by related parties		43,436
Directors’ deferred compensation		1,108
Other		1,049	339,854

Net assets at November 30, 2012			$70,155,474

Net assets consist of:
Capital paid in on shares of capital stock			$71,095,540
Undistributed net investment income			624,411
Accumulated net realized loss			(14,587,790)
Net unrealized appreciation			13,023,313

Net assets at November 30, 2012			$70,155,474

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 4,000,000 shares, $.01 par value (1,911,925 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$46,323,249	1,260,556	$36.75
Class B	1,432,804	39,226	36.53
Class C	4,373,176	120,271	36.36
Class F-1	3,177,453	86,624	36.68
Class F-2	1,856,614	50,530	36.74
Class 529-A	2,298,584	62,718	36.65
Class 529-B	114,978	3,148	36.52
Class 529-C	582,064	15,957	36.48
Class 529-E	99,115	2,709	36.59
Class 529-F-1	78,157	2,131	36.68
Class R-1	276,101	7,581	36.42
Class R-2	1,149,854	31,637	36.35
Class R-3	2,335,321	63,925	36.53
Class R-4	2,158,731	58,865	36.67
Class R-5	1,381,022	37,559	36.77
Class R-6	2,518,251	68,488	36.77

See Notes to Financial Statements

18	Capital World Growth and Income Fund

Statement of operations
for the year ended November 30, 2012	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $144,246; also includes $16,252 from affiliates)	$2,198,517
Interest (includes $431 from affiliates)	96,357	$2,294,874

Fees and expenses*:
Investment advisory services	260,673
Distribution services	217,325
Transfer agent services	107,382
Administrative services	14,729
Reports to shareholders	3,913
Registration statement and prospectus	922
Directors’ compensation	585
Auditing and legal	204
Custodian	7,821
State and local taxes	565
Other	3,400	617,519

Net investment income		1,677,355

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $295; also includes $384,211 net loss from affiliates)	235,372
Forward currency contracts	45,490
Currency transactions	(2,197)	278,665

Net unrealized appreciation (depreciation) on:
Investments	8,279,678
Forward currency contracts	(14,318)
Currency translations	(2,495)	8,262,865

Net realized gain and unrealized appreciation on investments, forward currency contracts and currency		8,541,530

Net increase in net assets resulting from operations		$10,218,885

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended November 30
	2012	2011

Operations:
Net investment income	$1,677,355	$1,987,803
Net realized gain on investments, forward currency contracts and currency transactions	278,665	837,186
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	8,262,865	(3,205,256)

Net increase (decrease) in net assets resulting from operations	10,218,885	(380,267)

Dividends paid to shareholders from net investment income	(1,889,680)	(1,908,500)

Net capital share transactions	(6,354,159)	(6,453,000)

Total increase (decrease) in net assets	1,975,046	(8,741,767)

Net assets:
Beginning of year	68,180,428	76,922,195

End of year (including undistributed net investment income:
$624,411 and $642,459, respectively)	$70,155,474	$68,180,428

See Notes to Financial Statements

Capital World Growth and Income Fund	19

Notes to financial statements

1. Organization

Capital World Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income. It invests on a global basis in a diversified portfolio consisting primarily of common stocks and other equity securities. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature

Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None

Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years

Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years

Class 529-C	None	1% for redemptions within one year of purchase	None

Class 529-E	None	None	None

Classes F-1, F-2 and 529-F-1	None	None	None

Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the

20	Capital World Growth and Income Fund

accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occuring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Capital World Growth and Income Fund	21

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2012 (dollars in thousands):

	Investment securities

	Level 1*	Level 2	Level 3	Total

Assets:
Common stocks:
Consumer discretionary	$8,622,745	$—	$—	$8,622,745
Industrials	8,470,882	—	—	8,470,882
Consumer staples	8,145,579	—	—	8,145,579
Financials	7,836,781	—	—	7,836,781
Health care	7,769,867	—	—	7,769,867
Telecommunication services	5,182,785	—	—	5,182,785
Information technology	4,475,852	98,642	—	4,574,494
Energy	3,979,614	—	—	3,979,614
Utilities	3,675,698	—	—	3,675,698
Materials	3,324,060	—	—	3,324,060
Miscellaneous	3,366,079	—	—	3,366,079
Preferred stocks	—	10,271	—	10,271
Convertible securities	77,546	199,885	—	277,431
Bonds & notes	—	1,490,177	—	1,490,177
Short-term securities	—	3,239,368	—	3,239,368

Total	$64,927,488	$5,038,343	$—	$69,965,831

	Other investments†

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on open forward currency contracts	$—	$509	$—	$509
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(15,496)	—	(15,496)

Total	$—	$(14,987)	$—	$(14,987)

*	Securities with a market value of $34,826,288,000, which represented 49.64% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

22	Capital World Growth and Income Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral — To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net unrealized gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

Capital World Growth and Income Fund	23

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended November 30, 2012, the fund reclassified $194,351,000 from accumulated net realized loss to undistributed net investment income and $74,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after November 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

		(dollars in thousands)

Undistributed ordinary income		$857,091
Capital loss carryforward*:
No expiration	$(66,897)
Expiring 2016	(1,291,317)
Expiring 2017	(13,178,426)	(14,536,640)

Gross unrealized appreciation on investment securities		16,273,107
Gross unrealized depreciation on investment securities		(3,536,824)
Net unrealized appreciation on investment securities		12,736,283

Cost of investment securities		57,229,548

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30

Share class	2012	2011

Class A	$1,295,073	$1,340,861
Class B	33,659	40,785
Class C	93,351	99,005
Class F-1	95,614	97,133
Class F-2	44,923	44,057
Class 529-A	59,493	53,362
Class 529-B	2,434	2,679
Class 529-C	11,059	9,646
Class 529-E	2,364	2,092
Class 529-F-1	2,111	1,770
Class R-1	6,013	5,238
Class R-2	24,066	22,987
Class R-3	57,429	53,891
Class R-4	57,655	54,813
Class R-5	41,232	40,150
Class R-6	63,204	40,031

Total	$1,889,680	$1,908,500

24	Capital World Growth and Income Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2012, the investment advisory services fee was $260,673,000, which was equivalent to an annualized rate of 0.379% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period December 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended November 30, 2012, the total transfer agent services fee paid under these agreements was $107,382,000, of which $105,786,000 was paid by the fund to AFS and $1,596,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

Capital World Growth and Income Fund	25

During the period December 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended November 30, 2012, total fees paid to CRMC for performing administrative services were $14,729,000.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended November 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services

Class A	$108,636	$ 77,776	$ 4,203	Not applicable
Class B	16,082	2,783	Not applicable	Not applicable
Class C	44,872	7,579	2,122	Not applicable
Class F-1	8,324	3,577	1,628	Not applicable
Class F-2	Not applicable	1,279	731	Not applicable
Class 529-A	4,617	2,762	1,052	$2,154
Class 529-B	1,228	180	60	123
Class 529-C	5,527	766	270	553
Class 529-E	469	78	46	93
Class 529-F-1	—	91	35	71
Class R-1	2,826	301	144	Not applicable
Class R-2	8,439	4,075	574	Not applicable
Class R-3	11,240	3,461	1,147	Not applicable
Class R-4	5,065	2,009	1,032	Not applicable
Class R-5	Not applicable	651	661	Not applicable
Class R-6	Not applicable	14	1,024	Not applicable

Total class-specific expenses	$217,325	$107,382	$14,729	$2,994

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $585,000, shown on the accompanying financial statements, includes $471,000 in current fees (either paid in cash or deferred) and a net increase of $114,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

26	Capital World Growth and Income Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase

Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended November 30, 2012

Class A	$2,626,636	76,391	$1,262,109	37,759	$(8,702,758)	(253,570)	$(4,814,013)	(139,420)
Class B	9,241	270	33,137	1,005	(632,184)	(18,561)	(589,806)	(17,286)
Class C	229,803	6,736	90,255	2,747	(1,171,467)	(34,497)	(851,409)	(25,014)
Class F-1	966,663	28,595	93,738	2,809	(1,581,212)	(46,262)	(520,811)	(14,858)
Class F-2	727,890	20,760	38,704	1,157	(495,180)	(14,407)	271,414	7,510
Class 529-A	256,259	7,491	59,473	1,783	(303,115)	(8,839)	12,617	435
Class 529-B	2,045	59	2,433	74	(38,180)	(1,123)	(33,702)	(990)
Class 529-C	74,097	2,174	11,055	335	(97,169)	(2,855)	(12,017)	(346)
Class 529-E	12,233	358	2,362	71	(16,051)	(471)	(1,456)	(42)
Class 529-F-1	16,246	473	2,110	63	(15,169)	(443)	3,187	93
Class R-1	30,699	903	5,992	182	(69,691)	(2,030)	(33,000)	(945)
Class R-2	238,510	6,997	24,035	730	(373,175)	(10,976)	(110,630)	(3,249)
Class R-3	518,783	15,146	57,318	1,726	(673,549)	(19,624)	(97,448)	(2,752)
Class R-4	479,903	13,902	57,635	1,726	(595,861)	(17,419)	(58,323)	(1,791)
Class R-5	301,418	8,702	41,168	1,229	(394,640)	(11,440)	(52,054)	(1,509)
Class R-6	738,967	21,376	57,556	1,712	(263,231)	(7,702)	533,292	15,386

Total net increase (decrease)	$7,229,393	210,333	$1,839,080	55,108	$(15,422,632)	(450,219)	$(6,354,159)	(184,778)

Year ended November 30, 2011

Class A	$3,731,263	105,624	$1,298,014	37,014	$(10,080,108)	(288,090)	$(5,050,831)	(145,452)
Class B	27,094	768	39,855	1,137	(650,444)	(18,736)	(583,495)	(16,831)
Class C	368,672	10,513	94,784	2,715	(1,415,495)	(40,867)	(952,039)	(27,639)
Class F-1	755,450	21,487	91,386	2,611	(1,263,249)	(36,215)	(416,413)	(12,117)
Class F-2	505,685	14,269	36,670	1,048	(547,202)	(15,680)	(4,847)	(363)
Class 529-A	317,733	9,049	53,346	1,525	(239,957)	(6,877)	131,122	3,697
Class 529-B	3,553	101	2,679	76	(35,665)	(1,025)	(29,433)	(848)
Class 529-C	90,796	2,597	9,643	276	(78,585)	(2,265)	21,854	608
Class 529-E	14,564	415	2,092	60	(10,923)	(314)	5,733	161
Class 529-F-1	18,633	532	1,770	51	(10,449)	(297)	9,954	286
Class R-1	60,237	1,727	5,191	148	(47,902)	(1,375)	17,526	500
Class R-2	292,234	8,381	22,951	658	(414,012)	(11,861)	(98,827)	(2,822)
Class R-3	575,962	16,411	53,757	1,539	(702,642)	(20,122)	(72,923)	(2,172)
Class R-4	545,123	15,505	54,784	1,566	(617,735)	(17,634)	(17,828)	(563)
Class R-5	334,435	9,533	40,062	1,144	(427,170)	(12,193)	(52,673)	(1,516)
Class R-6	714,337	20,910	39,935	1,144	(114,152)	(3,252)	640,120	18,802

Total net increase (decrease)	$8,355,771	237,822	$1,846,919	52,712	$(16,655,690)	(476,803)	$(6,453,000)	(186,269)

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,259,278,000 and $19,962,058,000, respectively, during the year ended November 30, 2012.

Capital World Growth and Income Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers[3]	Ratio of net income to average net assets[3]

Class A:
Year ended 11/30/2012	$32.57	$.87	$4.28	$5.15	$(.97)	$—	$(.97)	$36.75	16.14%	$46,323.82%		.82%	2.52%
Year ended 11/30/2011	33.75	.94	(1.22)	(.28)	(.90)	—	(.90)	32.57	(.99)	45,595.79		.79	2.67
Year ended 11/30/2010	33.80	.86	(.03)	.83	(.88)	—	(.88)	33.75	2.57	52,156.79		.79	2.59
Year ended 11/30/2009	25.50	.78	8.52	9.30	(1.00)	—	(1.00)	33.80	37.48	56,058.83		.83	2.80
Year ended 11/30/2008	48.56	1.27	(19.81)	(18.54)	(1.18)	(3.34)	(4.52)	25.50	(41.75)	46,011.75		.71	3.28

Class B:
Year ended 11/30/2012	32.37	.60	4.26	4.86	(.70)	—	(.70)	36.53	15.27	1,433	1.57	1.57	1.76
Year ended 11/30/2011	33.53	.67	(1.21)	(.54)	(.62)	—	(.62)	32.37	(1.74)	1,829	1.56	1.56	1.90
Year ended 11/30/2010	33.58	.60	(.03)	.57	(.62)	—	(.62)	33.53	1.80	2,459	1.56	1.56	1.82
Year ended 11/30/2009	25.34	.57	8.46	9.03	(.79)	—	(.79)	33.58	36.43	2,999	1.61	1.61	2.04
Year ended 11/30/2008	48.27	.96	(19.69)	(18.73)	(.86)	(3.34)	(4.20)	25.34	(42.21)	2,598	1.52	1.48	2.51

Class C:
Year ended 11/30/2012	32.23	.59	4.24	4.83	(.70)	—	(.70)	36.36	15.19	4,373	1.61	1.61	1.73
Year ended 11/30/2011	33.40	.65	(1.21)	(.56)	(.61)	—	(.61)	32.23	(1.77)	4,683	1.58	1.58	1.87
Year ended 11/30/2010	33.45	.59	(.02)	.57	(.62)	—	(.62)	33.40	1.78	5,775	1.59	1.59	1.80
Year ended 11/30/2009	25.25	.56	8.43	8.99	(.79)	—	(.79)	33.45	36.42	6,428	1.61	1.61	2.01
Year ended 11/30/2008	48.11	.95	(19.63)	(18.68)	(.84)	(3.34)	(4.18)	25.25	(42.23)	5,405	1.56	1.52	2.47

Class F-1:
Year ended 11/30/2012	32.51	.87	4.28	5.15	(.98)	—	(.98)	36.68	16.16	3,177.80		.80	2.52
Year ended 11/30/2011	33.69	.93	(1.22)	(.29)	(.89)	—	(.89)	32.51	(1.02)	3,299.80		.80	2.66
Year ended 11/30/2010	33.74	.86	(.03)	.83	(.88)	—	(.88)	33.69	2.58	3,827.80		.80	2.60
Year ended 11/30/2009	25.46	.79	8.50	9.29	(1.01)	—	(1.01)	33.74	37.49	4,152.82		.81	2.83
Year ended 11/30/2008	48.48	1.27	(19.78)	(18.51)	(1.17)	(3.34)	(4.51)	25.46	(41.76)	3,677.76		.72	3.30

Class F-2:
Year ended 11/30/2012	32.56	.97	4.28	5.25	(1.07)	—	(1.07)	36.74	16.43	1,857.54		.54	2.80
Year ended 11/30/2011	33.75	1.02	(1.22)	(.20)	(.99)	—	(.99)	32.56	(.75)	1,401.54		.54	2.91
Year ended 11/30/2010	33.79	.94	(.02)	.92	(.96)	—	(.96)	33.75	2.86	1,464.54		.54	2.84
Year ended 11/30/2009	25.51	.72	8.64	9.36	(1.08)	—	(1.08)	33.79	37.80	1,165.58		.58	2.42
Period from 8/1/2008 to 11/30/2008[4]	38.34	.23	(12.79)	(12.56)	(.27)	—	(.27)	25.51	(32.95)	127.18		.17	.83

Class 529-A:
Year ended 11/30/2012	32.49	.84	4.27	5.11	(.95)	—	(.95)	36.65	16.04	2,299.89		.89	2.45
Year ended 11/30/2011	33.67	.91	(1.21)	(.30)	(.88)	—	(.88)	32.49	(1.06)	2,023.85		.85	2.61
Year ended 11/30/2010	33.72	.84	(.02)	.82	(.87)	—	(.87)	33.67	2.54	1,972.84		.84	2.54
Year ended 11/30/2009	25.45	.77	8.49	9.26	(.99)	—	(.99)	33.72	37.41	1,796.87		.86	2.75
Year ended 11/30/2008	48.46	1.24	(19.76)	(18.52)	(1.15)	(3.34)	(4.49)	25.45	(41.77)	1,235.80		.77	3.23

Class 529-B:
Year ended 11/30/2012	32.36	.57	4.26	4.83	(.67)	—	(.67)	36.52	15.11	115	1.69	1.69	1.65
Year ended 11/30/2011	33.53	.63	(1.21)	(.58)	(.59)	—	(.59)	32.36	(1.84)	134	1.65	1.65	1.80
Year ended 11/30/2010	33.58	.57	(.02)	.55	(.60)	—	(.60)	33.53	1.72	167	1.65	1.65	1.74
Year ended 11/30/2009	25.35	.54	8.46	9.00	(.77)	—	(.77)	33.58	36.29	188	1.70	1.69	1.95
Year ended 11/30/2008	48.28	.92	(19.70)	(18.78)	(.81)	(3.34)	(4.15)	25.35	(42.26)	140	1.62	1.58	2.41

Class 529-C:
Year ended 11/30/2012	32.34	.57	4.25	4.82	(.68)	—	(.68)	36.48	15.14	582	1.68	1.68	1.66
Year ended 11/30/2011	33.51	.63	(1.20)	(.57)	(.60)	—	(.60)	32.34	(1.84)	527	1.65	1.65	1.81
Year ended 11/30/2010	33.57	.58	(.03)	.55	(.61)	—	(.61)	33.51	1.71	526	1.64	1.64	1.75
Year ended 11/30/2009	25.34	.54	8.47	9.01	(.78)	—	(.78)	33.57	36.32	491	1.69	1.68	1.93
Year ended 11/30/2008	48.27	.92	(19.69)	(18.77)	(.82)	(3.34)	(4.16)	25.34	(42.27)	342	1.61	1.58	2.42

Class 529-E:
Year ended 11/30/2012	32.44	.76	4.26	5.02	(.87)	—	(.87)	36.59	15.78	99	1.13	1.13	2.20
Year ended 11/30/2011	33.61	.82	(1.21)	(.39)	(.78)	—	(.78)	32.44	(1.31)	89	1.12	1.12	2.33
Year ended 11/30/2010	33.67	.74	(.03)	.71	(.77)	—	(.77)	33.61	2.21	87	1.13	1.13	2.25
Year ended 11/30/2009	25.41	.68	8.49	9.17	(.91)	—	(.91)	33.67	37.03	80	1.18	1.17	2.43
Year ended 11/30/2008	48.40	1.12	(19.74)	(18.62)	(1.03)	(3.34)	(4.37)	25.41	(41.97)	55	1.11	1.07	2.92

28	Capital World Growth and Income Fund

		Income (loss) from investment operations[1]			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers[3]		Ratio of net income to average net assets[3]

Class 529-F-1:
Year ended 11/30/2012	$32.51	$.91	$4.28	$5.19	$(1.02)	$—	$(1.02)	$36.68	16.27%	$78.67%			.67%		2.65%
Year ended 11/30/2011	33.70	.98	(1.21)	(.23)	(.96)	—	(.96)	32.51	(.84)	66.64			.64		2.81
Year ended 11/30/2010	33.75	.91	(.02)	.89	(.94)	—	(.94)	33.70	2.74	59.63			.63		2.75
Year ended 11/30/2009	25.47	.82	8.50	9.32	(1.04)	—	(1.04)	33.75	37.68	49.68			.67		2.93
Year ended 11/30/2008	48.50	1.31	(19.76)	(18.45)	(1.24)	(3.34)	(4.58)	25.47	(41.66)	31.61			.57		3.44

Class R-1:
Year ended 11/30/2012	32.29	.61	4.24	4.85	(.72)	—	(.72)	36.42	15.27	276	1.56		1.56		1.79
Year ended 11/30/2011	33.46	.66	(1.20)	(.54)	(.63)	—	(.63)	32.29	(1.75)	275	1.56		1.56		1.90
Year ended 11/30/2010	33.52	.60	(.02)	.58	(.64)	—	(.64)	33.46	1.80	269	1.56		1.56		1.84
Year ended 11/30/2009	25.31	.57	8.45	9.02	(.81)	—	(.81)	33.52	36.45	217	1.58		1.58		2.02
Year ended 11/30/2008	48.22	.96	(19.67)	(18.71)	(.86)	(3.34)	(4.20)	25.31	(42.21)	124	1.52		1.48		2.54

Class R-2:
Year ended 11/30/2012	32.22	.61	4.24	4.85	(.72)	—	(.72)	36.35	15.30	1,150	1.55		1.55		1.78
Year ended 11/30/2011	33.39	.66	(1.20)	(.54)	(.63)	—	(.63)	32.22	(1.75)	1,124	1.56		1.56		1.90
Year ended 11/30/2010	33.45	.59	(.03)	.56	(.62)	—	(.62)	33.39	1.77	1,259	1.57		1.57		1.81
Year ended 11/30/2009	25.25	.55	8.43	8.98	(.78)	—	(.78)	33.45	36.34	1,270	1.66		1.66		1.95
Year ended 11/30/2008	48.11	.93	(19.62)	(18.69)	(.83)	(3.34)	(4.17)	25.25	(42.24)	836	1.59		1.55		2.45

Class R-3:
Year ended 11/30/2012	32.38	.77	4.25	5.02	(.87)	—	(.87)	36.53	15.81	2,335	1.10		1.10		2.23
Year ended 11/30/2011	33.56	.82	(1.21)	(.39)	(.79)	—	(.79)	32.38	(1.32)	2,159	1.10		1.10		2.36
Year ended 11/30/2010	33.61	.75	(.02)	.73	(.78)	—	(.78)	33.56	2.27	2,311	1.10		1.10		2.29
Year ended 11/30/2009	25.37	.69	8.48	9.17	(.93)	—	(.93)	33.61	37.07	2,208	1.13		1.13		2.47
Year ended 11/30/2008	48.32	1.12	(19.70)	(18.58)	(1.03)	(3.34)	(4.37)	25.37	(41.95)	1,397	1.09		1.05		2.95

Class R-4:
Year ended 11/30/2012	32.50	.87	4.28	5.15	(.98)	—	(.98)	36.67	16.13	2,159.80			.80		2.53
Year ended 11/30/2011	33.68	.93	(1.22)	(.29)	(.89)	—	(.89)	32.50	(.98)	1,972.80			.80		2.66
Year ended 11/30/2010	33.73	.85	(.02)	.83	(.88)	—	(.88)	33.68	2.56	2,062.81			.81		2.58
Year ended 11/30/2009	25.46	.78	8.50	9.28	(1.01)	—	(1.01)	33.73	37.46	1,840.83			.83		2.76
Year ended 11/30/2008	48.48	1.23	(19.75)	(18.52)	(1.16)	(3.34)	(4.50)	25.46	(41.77)	1,159.79			.76		3.25

Class R-5:
Year ended 11/30/2012	32.59	.98	4.28	5.26	(1.08)	—	(1.08)	36.77	16.49	1,381.50			.50		2.84
Year ended 11/30/2011	33.77	1.04	(1.22)	(.18)	(1.00)	—	(1.00)	32.59	(.71)	1,273.50			.50		2.95
Year ended 11/30/2010	33.81	.95	(.02)	.93	(.97)	—	(.97)	33.77	2.89	1,371.50			.50		2.85
Year ended 11/30/2009	25.51	.88	8.51	9.39	(1.09)	—	(1.09)	33.81	37.89	1,598.53			.53		3.18
Year ended 11/30/2008	48.58	1.35	(19.80)	(18.45)	(1.28)	(3.34)	(4.62)	25.51	(41.61)	1,399.50			.46		3.54

Class R-6:
Year ended 11/30/2012	32.59	.99	4.29	5.28	(1.10)	—	(1.10)	36.77	16.55	2,518.45			.45		2.86
Year ended 11/30/2011	33.77	1.03	(1.19)	(.16)	(1.02)	—	(1.02)	32.59	(.65)	1,731.45			.45		2.97
Year ended 11/30/2010	33.82	.98	(.04)	.94	(.99)	—	(.99)	33.77	2.92	1,158.46			.46		2.97
Period from 5/1/2009 to 11/30/2009[4]	26.05	.51	7.85	8.36	(.59)	—	(.59)	33.82	32.50	517.49		[5]	.49	[5]	2.84	[5]

	Year ended November 30

	2012	2011	2010	2009	2008

Portfolio turnover rate for all share classes	23%	27%	25%	44%	37%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

Capital World Growth and Income Fund	29

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund, Inc. (the “Fund”) at November 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
January 9, 2013

30	Capital World Growth and Income Fund

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2012 (the most recent calendar quarter-end):

	1 year	5 years	10 years/ Life of class[1]

Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	13.19%	–1.79%	9.55%
Not reflecting CDSC	18.19	–1.43	9.55

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	17.17	–1.46	9.34
Not reflecting CDSC	18.17	–1.46	9.34

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	19.14	–0.67	10.21

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	19.44	—	2.60

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	12.20	–1.89	9.51
Not reflecting maximum sales charge	19.03	–0.73	10.16

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	13.06	–1.88	9.42
Not reflecting CDSC	18.06	–1.53	9.42

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	17.07	–1.52	9.26
Not reflecting CDSC	18.07	–1.52	9.26

Class 529-E shares[3,4]	18.73	–1.01	9.83

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	19.27	–0.52	10.31

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Capital World Growth and Income Fund	31

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2012, through November 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	Capital World Growth and Income Fund

	Beginning account value 6/1/2012	Ending account value 11/30/2012	Expenses paid during period*	Annualized expense ratio

Class A — actual return	$1,000.00	$1,148.36	$4.35	.81%
Class A — assumed 5% return	1,000.00	1,020.95	4.09	.81

Class B — actual return	1,000.00	1,144.23	8.36	1.56
Class B — assumed 5% return	1,000.00	1,017.20	7.87	1.56

Class C — actual return	1,000.00	1,143.81	8.63	1.61
Class C — assumed 5% return	1,000.00	1,016.95	8.12	1.61

Class F-1 — actual return	1,000.00	1,148.12	4.35	.81
Class F-1 — assumed 5% return	1,000.00	1,020.95	4.09	.81

Class F-2 — actual return	1,000.00	1,149.74	2.90	.54
Class F-2 — assumed 5% return	1,000.00	1,022.30	2.73	.54

Class 529-A — actual return	1,000.00	1,147.69	4.78	.89
Class 529-A — assumed 5% return	1,000.00	1,020.55	4.50	.89

Class 529-B — actual return	1,000.00	1,143.22	9.06	1.69
Class 529-B — assumed 5% return	1,000.00	1,016.55	8.52	1.69

Class 529-C — actual return	1,000.00	1,143.28	9.00	1.68
Class 529-C — assumed 5% return	1,000.00	1,016.60	8.47	1.68

Class 529-E — actual return	1,000.00	1,146.60	6.06	1.13
Class 529-E — assumed 5% return	1,000.00	1,019.35	5.70	1.13

Class 529-F-1 — actual return	1,000.00	1,149.15	3.60	.67
Class 529-F-1 — assumed 5% return	1,000.00	1,021.65	3.39	.67

Class R-1 — actual return	1,000.00	1,143.88	8.36	1.56
Class R-1 — assumed 5% return	1,000.00	1,017.20	7.87	1.56

Class R-2 — actual return	1,000.00	1,144.26	8.31	1.55
Class R-2 — assumed 5% return	1,000.00	1,017.25	7.82	1.55

Class R-3 — actual return	1,000.00	1,146.68	5.90	1.10
Class R-3 — assumed 5% return	1,000.00	1,019.50	5.55	1.10

Class R-4 — actual return	1,000.00	1,148.14	4.30	.80
Class R-4 — assumed 5% return	1,000.00	1,021.00	4.04	.80

Class R-5 — actual return	1,000.00	1,150.13	2.69	.50
Class R-5 — assumed 5% return	1,000.00	1,022.50	2.53	.50

Class R-6 — actual return	1,000.00	1,150.42	2.42	.45
Class R-6 — assumed 5% return	1,000.00	1,022.75	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2012:

Foreign taxes	$0.08 per share

Foreign source income	$0.90 per share

Qualified dividend income	100%

Corporate dividends received deduction	$721,833,000

U.S. government income that may be exempt from state taxation	$4,459,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Capital World Growth and Income Fund	33

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services
The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results
The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses
The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits
The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information
The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Capital World Growth and Income Fund

Board of directors and other officers

“Independent” directors[1]
Name and age	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director

Joseph C. Berenato, 66	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	6	Ducommun Incorporated

Robert J. Denison, 71	2005	Chair, First Security Management (private investment)	6	None

Mary Anne Dolan, 65	2010	Founder and President, MAD Ink (communications company)	10	None

R. Clark Hooper, 66	2010	Private investor	67	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Koichi Itoh, 72	2005	Chairman of the Board, Itoh Building Co., Ltd. (building management)	6	None

Merit E. Janow, 54 Chairman of the Board (Independent and Non-Executive)	2001	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body	64	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Leonade D. Jones, 65	2010	Retired; former Treasurer, The Washington Post Company	9	None

Gail L. Neale, 77	1993	President, The Lovejoy Consulting Group, Inc. (a pro bono consulting group advising nonprofit organizations)	2	None

Robert J. O’Neill, Ph.D., 76	1993	Member of the Board of Directors, The Lowy Institute for International Policy Studies, Sydney, Australia; Fellow of the Australian Institute of International Affairs; former Chairman of Directors, Forty Seven Friends Pty Ltd (a not-for-profit supporting a local art and craft center in Australia); former Chairman, Academic Advisory Committee, United States Studies Centre, University of Sydney; former Planning Director and acting CEO, United States Studies Centre, University of Sydney; former Deputy Chairman of the Council and Chairman of the International Advisory Panel, Graduate School of Government, University of Sydney	3	None

Stefanie Powers, 70	1993–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None

Christopher E. Stone, 56	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Steadman Upham, Ph.D., 63	2001	President and University Professor, The University of Tulsa	64	None

“Interested” directors[5,6]

Name, age and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by director	Other directorships[4] held by director

Michael J. Thawley, 62 Vice Chairman of the Board	2007	Senior Vice President, Capital Research and Management Company; Senior Vice President and International Advisor, Capital Strategy Research, Inc.;[7] former Australian Ambassador to the United States	2	None

Mark E. Denning, 55 President	1993	Senior Vice President — Capital Research Global Investors, Capital Research Company;[7] Director, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Capital World Growth and Income Fund	35

Other officers[6]

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund

Stephen E. Bepler, 70 Senior Vice President	1993	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

L. Alfonso Barroso, 41 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Jeanne K. Carroll, 64 Vice President	2001	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Sung Lee, 46 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Jesper Lyckeus, 45 Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

David M. Riley, 45 Vice President	2007	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company

Donald H. Rolfe, 40 Vice President	2008	Chief Compliance Officer, Capital Research Company;[7] Chief Compliance Officer, Capital Research and Management Company; Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company

Alexander G. Sheynkman, 49 Vice President	2010	Senior Vice President — Capital Research Global Investors, Capital Research Company[7]

Vincent P. Corti, 56 Secretary	1993	Vice President — Fund Business Management Group, Capital Research and Management Company

Neal F. Wellons, 41 Treasurer	2008	Vice President — Fund Business Management Group, Capital Research and Management Company

Dori Laskin, 61 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

Jeffrey P. Regal, 41 Assistant Treasurer	2003	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director or a trustee of a public company or a registered investment company.
[5]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed, with the exception of Jeanne K. Carroll, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	Capital World Growth and Income Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071-1406

6455 Irvine Center Drive Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank 270 Park Avenue New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company (Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP 400 South Hope Street Los Angeles, CA 90071-2899

Independent registered public accounting firm
PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc. 333 South Hope Street Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2012, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1] As of 12/31/11.
[2] Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3] Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

■	Growth funds
AMCAP Fund® EuroPacific Growth Fund®
The Growth Fund of America® The New Economy Fund® New Perspective Fund® New World Fund® SMALLCAP World Fund®

■	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund® Fundamental InvestorsSM
International Growth and Income FundSM The Investment Company of America® Washington Mutual Investors FundSM

■	Equity-income funds
Capital Income Builder® The Income Fund of America®

■	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

■	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

■	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

■	Money market fund
American Funds Money Market Fund®

■	American Funds Portfolio SeriesSM American Funds Global Growth PortfolioSM American Funds Growth PortfolioSM American Funds Growth and Income PortfolioSM American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

■	American Funds Target Date Retirement Series®

■	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Joseph C. Berenato, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$108,000
2012	$107,000

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$8,000
2012	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	None
2012	None

c) Tax Fees:
2011	$19,000
2012	$1,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $29,000 for fiscal year 2011 and $2,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®
Investment portfolio

November 30, 2012

Common stocks — 92.58%	Shares	Value (000)

CONSUMER DISCRETIONARY — 12.29%
Home Depot, Inc.	16,095,800	$1,047,354
Comcast Corp., Class A	13,567,900	504,454
General Motors Co.[1]	18,646,450	482,570
Virgin Media Inc.	11,495,500	404,297
DIRECTV[1]	7,873,000	391,288
Cie. Générale des Établissements Michelin, Class B	4,000,000	372,009
Bayerische Motoren Werke AG	2,463,100	218,439
Bayerische Motoren Werke AG, nonvoting preferred	2,500,652	152,204
Amazon.com, Inc.[1]	1,397,400	352,215
SJM Holdings Ltd.	146,350,000	345,188
Kingfisher PLC	65,948,999	293,735
Renault SA	5,369,361	268,536
News Corp., Class A	10,240,458	252,325
Time Warner Cable Inc.	2,600,000	246,714
British Sky Broadcasting Group PLC	17,747,000	215,809
Whitbread PLC	5,314,096	204,250
Daimler AG	3,942,000	194,715
Hyundai Motor Co.	876,000	182,424
H & M Hennes & Mauritz AB, Class B	5,607,300	181,956
adidas AG	2,031,300	178,639
Li & Fung Ltd.	99,818,000	164,341
WPP PLC	11,106,000	152,312
Marks and Spencer Group PLC	23,618,187	147,803
Magna International Inc.	2,791,300	129,600
Intercontinental Hotels Group PLC	4,626,561	123,640
Ford Motor Co.	10,568,000	121,004
Honda Motor Co., Ltd.	3,617,000	119,872
Daily Mail and General Trust PLC, Class A, nonvoting	13,430,392	113,397
McDonald’s Corp.	1,300,000	113,152
Wynn Macau, Ltd.	38,400,000	109,747
Swatch Group Ltd, non-registered shares	222,400	107,420
YUM! Brands, Inc.	1,590,000	106,657
NIKE, Inc., Class B	1,000,000	97,480
Cie. Financière Richemont SA, Class A, non-registered shares	1,190,000	91,751
Johnson Controls, Inc.	2,772,325	76,350
William Hill PLC	13,067,600	70,597
Nordstrom, Inc.	1,000,000	54,090
Reed Elsevier PLC	4,703,000	48,412
SES SA, Class A (FDR)	1,515,000	42,855
Darden Restaurants, Inc.	791,700	41,865
Aristocrat Leisure Ltd.	8,517,734	28,978
D.R. Horton, Inc.	1,400,000	27,244
Darty PLC	24,593,098	18,814
Stella International Holdings Ltd.	6,238,500	16,067
Dixons Retail PLC[1]	23,103,600	10,176
		8,622,745

INDUSTRIALS — 12.07%
ASSA ABLOY AB, Class B	19,660,007	711,245
AB Volvo, Class B	41,589,080	589,142
KONE Oyj, Class B	6,185,000	463,329
Jardine Matheson Holdings Ltd.	7,748,000	457,287
United Parcel Service, Inc., Class B	5,200,000	380,172
General Electric Co.	17,500,000	369,775
Schneider Electric SA	4,897,623	344,213
Atlas Copco AB, Class A	9,000,000	231,853
Atlas Copco AB, Class B	4,669,084	107,721
VINCI SA	7,335,500	323,651
Lockheed Martin Corp.	3,305,000	308,356
PACCAR Inc	5,720,000	251,337
United Technologies Corp.	2,950,000	236,325
Singapore Technologies Engineering Ltd	76,260,000	229,292
Hutchison Port Holdings Trust	293,882,000	227,759
Union Pacific Corp.	1,844,700	226,492
CSX Corp.	11,068,865	218,721
Komatsu Ltd.	9,500,000	212,853
Emerson Electric Co.	3,960,000	198,911
ComfortDelGro Corp. Ltd.[2]	135,100,000	190,375
Bureau Veritas SA	1,596,369	177,117
Qantas Airways Ltd.[1,2]	125,158,600	173,066
Ryanair Holdings PLC (ADR)	4,900,000	168,707
General Dynamics Corp.	2,435,000	161,928
Siemens AG	1,387,000	143,046
Kühne + Nagel International AG	1,174,050	141,388
Waste Management, Inc.	4,200,000	136,794
Danaher Corp.	2,500,000	134,925
Masco Corp.	6,700,000	113,632
Southwest Airlines Co.	11,233,300	107,053
Eaton Corp.	2,000,000	104,320
Republic Services, Inc.	3,000,000	85,410
SGS SA	36,826	82,617
Hutchison Whampoa Ltd.	7,480,000	76,921
BAE Systems PLC	13,675,000	71,709
United Continental Holdings, Inc.[1]	3,000,000	60,660
Geberit AG	240,000	50,709
Capita PLC	3,745,000	45,750
Norfolk Southern Corp.	712,000	42,991
Aggreko PLC	1,185,000	42,376
Legrand SA	1,040,000	42,119
FedEx Corp.	302,001	27,038
Contax Participações SA, ordinary nominative	152,400	1,797
		8,470,882

CONSUMER STAPLES — 11.61%
Philip Morris International Inc.	19,606,300	1,762,214
Altria Group, Inc.	37,619,300	1,271,909
Anheuser-Busch InBev NV	7,924,534	694,538
Anheuser-Busch InBev NV, VVPR STRIPS[1]	3,247,475	4
Wesfarmers Ltd.	16,071,520	596,253
Lorillard, Inc.	4,314,988	522,804
Nestlé SA	7,310,030	478,422
Pernod Ricard SA	2,673,562	302,716
British American Tobacco PLC	5,352,000	280,736
Kraft Foods Group, Inc.[1]	5,772,166	261,017
Diageo PLC	8,470,500	252,014
Tingyi (Cayman Islands) Holding Corp.	86,020,000	251,394
Mondelez International, Inc.	9,569,103	247,744
Coca-Cola Co.	4,338,800	164,527
SABMiller PLC	3,580,000	162,177
Reynolds American Inc.	3,425,000	149,741
Danone SA	2,070,123	131,317
Colgate-Palmolive Co.	1,175,000	127,488
Imperial Tobacco Group PLC	2,955,000	118,217
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	2,815,700	117,161
L’Oréal SA, non-registered shares	637,100	86,462
ConAgra Foods, Inc.	2,700,000	80,622
Koninklijke Ahold NV	3,400,597	43,147
Treasury Wine Estates Ltd.	7,212,137	37,859
Molson Coors Brewing Co., Class B	122,900	5,096
		8,145,579

FINANCIALS — 11.17%
Société Générale[1]	14,946,365	540,487
HSBC Holdings PLC (Hong Kong)	26,720,033	271,503
HSBC Holdings PLC (United Kingdom)	20,476,231	209,204
Industrial and Commercial Bank of China Ltd., Class H	676,073,470	456,229
Prudential PLC	29,060,000	421,354
AIA Group Ltd.	95,215,796	370,411
Siam Commercial Bank PCL	66,634,100	352,820
China Construction Bank Corp., Class H	440,805,735	337,848
Wells Fargo & Co.	10,000,000	330,100
Link Real Estate Investment Trust	55,340,000	300,256
Westfield Group	26,688,000	290,214
Bank of China Ltd., Class H	626,129,000	264,179
Agricultural Bank of China, Class H	599,521,000	263,009
Citigroup Inc.	7,415,000	256,337
UBS AG	16,035,786	250,911
JPMorgan Chase & Co.	5,864,000	240,893
BNP Paribas SA	4,035,063	225,367
Credit Suisse Group AG	9,010,650	213,331
Barclays PLC	53,795,000	212,022
Woori Finance Holdings Co., Ltd.	20,047,350	187,912
Toronto-Dominion Bank	1,870,000	156,211
Willis Group Holdings PLC	4,286,445	150,368
Banco Santander, SA1	17,676,345	135,957
Sampo Oyj, Class A	4,225,974	134,929
Deutsche Börse AG	2,049,600	115,447
Hang Seng Bank Ltd.	7,000,000	106,939
UniCredit SpA[1]	21,829,006	101,635
Samsung Card Co., Ltd.	2,855,000	95,839
Weyerhaeuser Co.[1]	3,359,686	92,593
CapitaMall Trust	47,611,000	80,742
Kimco Realty Corp.	4,132,329	79,589
Canadian Imperial Bank of Commerce (CIBC)	889,318	71,801
Itaú Unibanco Holding SA, preferred nominative (ADR)	4,636,610	70,245
KB Financial Group Inc.	1,870,000	61,565
Ping An Insurance (Group) Co. of China, Ltd., Class H	7,865,000	59,519
Sun Hung Kai Properties Ltd.	3,678,000	53,816
Starwood Property Trust, Inc.	2,250,000	51,435
Sberbank of Russia (GDR)[3]	2,865,801	33,759
Sberbank of Russia (ADR)	1,263,000	14,941
BB&T Corp.	1,400,000	39,438
Ascendas Real Estate Investment Trust	18,995,000	37,349
State Street Corp.	761,105	33,823
Banco Santander (Brasil) SA, units	2,794,815	18,965
Banco Santander (Brasil) SA, units (ADR)	1,304,339	8,726
Old Republic International Corp.	2,500,000	26,225
CapitaCommercial Trust	7,940,000	10,538
		7,836,781

HEALTH CARE — 11.08%
Novartis AG	33,907,063	2,098,381
Bayer AG	14,267,026	1,290,499
Amgen Inc.	13,159,758	1,168,587
Abbott Laboratories	10,999,300	714,954
Gilead Sciences, Inc.[1]	9,430,000	707,250
Roche Holding AG	2,014,000	396,410
Teva Pharmaceutical Industries Ltd. (ADR)	6,125,000	247,144
Zimmer Holdings, Inc.	3,230,000	213,083
UCB SA	3,510,000	199,236
GlaxoSmithKline PLC	8,236,100	176,094
St. Jude Medical, Inc.	4,735,000	162,316
Edwards Lifesciences Corp.[1]	1,030,000	89,373
Stryker Corp.	1,468,000	79,507
Sonic Healthcare Ltd.	4,875,000	68,377
Boston Scientific Corp.[1]	10,000,000	55,400
Orion Oyj, Class B	2,024,201	54,205
Fisher & Paykel Healthcare Corp. Ltd.	23,339,600	49,051
		7,769,867

TELECOMMUNICATION SERVICES — 7.39%
AT&T Inc.	20,610,000	703,419
Verizon Communications Inc.	15,119,500	667,072
SOFTBANK CORP.	13,509,700	506,399
TeliaSonera AB	71,210,054	477,563
Vodafone Group PLC	179,857,500	464,368
Sprint Nextel Corp., Series 1[1]	60,792,200	348,339
América Móvil, SAB de CV, Series L (ADR)	13,075,198	308,444
Singapore Telecommunications Ltd.	107,213,810	290,740
OJSC Mobile TeleSystems (ADR)	14,649,480	255,340
CenturyLink, Inc.	5,400,600	209,759
MTN Group Ltd.	10,292,000	189,427
Türk Telekomünikasyon AS, Class D	39,150,000	146,359
Turkcell Iletisim Hizmetleri AS1	22,121,626	133,088
Advanced Info Service PCL	15,801,800	113,275
Philippine Long Distance Telephone Co. (ADR)	877,673	54,609
Philippine Long Distance Telephone Co.	693,790	43,877
Millicom International Cellular SA (SDR)	950,000	81,530
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	54,204,000	50,851
KT Corp. (ADR)	2,523,000	43,421
OJSC MegaFon (GDR)[1,3]	2,000,000	42,100
Telefónica Czech Republic, AS	1,744,998	31,105
BCE Inc.	512,500	21,700
		5,182,785

INFORMATION TECHNOLOGY — 6.52%
Microsoft Corp.	36,085,019	960,583
Samsung Electronics Co. Ltd.	556,400	722,444
Oracle Corp.	13,337,000	428,118
Automatic Data Processing, Inc.	6,040,000	342,830
Google Inc., Class A1	320,129	223,568
Delta Electronics, Inc.	59,003,873	211,207
Accenture PLC, Class A	2,825,000	191,874
HOYA Corp.	9,103,000	174,805
Maxim Integrated Products, Inc.	5,723,000	167,054
Amadeus IT Holding, SA, Class A, non-registered shares	5,815,000	135,751
Quanta Computer Inc.	50,388,595	126,604
Analog Devices, Inc.	2,970,186	120,590
Telefonaktiebolaget LM Ericsson, Class B	11,877,220	110,679
Compal Electronics, Inc.[4]	142,989,106	98,642
Intel Corp.	5,000,000	97,850
HTC Corp.	9,707,000	88,871
Siliconware Precision Industries Co., Ltd.	66,700,000	72,201
Murata Manufacturing Co., Ltd.	1,274,000	72,173
Nintendo Co., Ltd.	552,300	66,194
Yahoo! Inc.[1]	3,423,798	64,265
Nokia Corp.	10,971,000	36,384
Nokia Corp. (ADR)	4,169,800	13,593
NetEase, Inc. (ADR)[1]	1,099,270	48,214
		4,574,494

ENERGY — 5.67%
BP PLC	203,283,213	1,405,679
Royal Dutch Shell PLC, Class B	17,620,746	608,238
Royal Dutch Shell PLC, Class A (ADR)	1,127,500	75,509
Royal Dutch Shell PLC, Class A	1,686,000	56,507
Royal Dutch Shell PLC, Class B (ADR)	344,800	23,819
Eni SpA	13,745,000	324,987
OJSC Gazprom (ADR)	27,399,000	243,577
EOG Resources, Inc.	1,680,000	197,602
Apache Corp.	2,422,036	186,715
Chevron Corp.	1,295,000	136,868
Occidental Petroleum Corp.	1,443,000	108,528
Husky Energy Inc.	3,456,000	96,998
Canadian Natural Resources, Ltd.	3,325,000	95,698
ConocoPhillips	1,650,000	93,951
Woodside Petroleum Ltd.	2,215,164	78,137
Devon Energy Corp.	1,500,000	77,505
Seadrill Ltd.	1,860,019	71,584
Schlumberger Ltd.	700,000	50,134
China National Offshore Oil Corp.	13,276,900	28,403
EnCana Corp.	880,000	19,175
		3,979,614

UTILITIES — 5.24%
National Grid PLC	66,484,639	750,955
GDF SUEZ	20,468,329	460,394
SSE PLC	18,545,336	423,402
PT Perusahaan Gas Negara (Persero) Tbk	831,120,000	392,017
Power Assets Holdings Ltd.	31,001,500	272,806
CEZ, a s	7,629,000	253,505
RWE AG	5,726,000	238,786
Dominion Resources, Inc.	4,456,422	227,768
FirstEnergy Corp.	4,495,000	190,858
Public Service Enterprise Group Inc.	5,000,000	150,450
Exelon Corp.	3,000,000	90,660
E.ON AG	4,200,000	75,653
PG&E Corp.	1,401,000	57,371
Cia. Energética de Minas Gerais — CEMIG, preferred nominative (ADR)	3,961,987	48,495
Power Grid Corp. of India Ltd.	10,378,641	22,496
LIGHT SA, ordinary nominative	1,810,600	20,082
		3,675,698

MATERIALS — 4.74%
Dow Chemical Co.	16,047,000	484,459
BASF SE	4,429,000	396,873
Syngenta AG	723,500	290,040
Amcor Ltd.	30,684,007	252,972
Israel Chemicals Ltd.	20,435,000	251,742
Akzo Nobel NV	4,238,000	242,186
Praxair, Inc.	1,763,120	189,024
ArcelorMittal	11,679,654	177,495
Koninklijke DSM NV	3,054,000	175,895
Linde AG	959,000	165,819
CRH PLC	6,497,177	118,721
Nitto Denko Corp.	2,201,800	114,717
Holcim Ltd	1,240,908	85,030
Sherwin-Williams Co.	500,000	76,260
Vicat S.A.	1,025,000	55,509
Formosa Plastics Corp.	20,000,000	52,661
Ube Industries, Ltd.	25,200,000	52,274
K+S AG	1,068,000	48,253
voestalpine AG	1,397,000	45,104
Rautaruukki Oyj	3,396,570	24,892
Usinas Siderúrgicas de Minas Gerais SA — USIMINAS, Class A, preferred nominative	4,125,500	24,134
		3,324,060

MISCELLANEOUS — 4.80%
Other common stocks in initial period of acquisition		3,366,079

Total common stocks (cost: $52,120,377,000)		64,948,584

Preferred stocks — 0.01%

FINANCIALS — 0.01%
Citigroup Inc. 7.875% preferred	366,000	10,271

Total preferred stocks (cost: $9,150,000)		10,271

	Shares or
Convertible securities — 0.40%	principal amount

FINANCIALS — 0.12%
Credit Suisse Group AG 4.00% convertible notes 2013	CHF41,013,000	59,858
Bank of America Corp., Series L, 7.25% convertible preferred	13,000	14,469
National Financial Partners Corp. 4.00% convertible notes 2017	$7,000,000	10,163
		84,490

CONSUMER DISCRETIONARY — 0.10%
General Motors Co., Series B, 4.75% convertible preferred 2013	1,558,603	63,077
Virgin Media Inc. 6.50% convertible notes 2016	$3,500,000	6,987
		70,064

INDUSTRIALS — 0.10%
United Continental Holdings, Inc. 6.00% convertible notes 2029	$15,000,000	36,328
United Continental Holdings, Inc. 4.50% convertible debentures 2015	$4,700,000	6,286
United Continental Holdings, Inc. 6.00% convertible preferred 2030	397,000	13,244
JetBlue Airways Corp., Series B, 6.75% convertible notes 2039	$3,925,000	5,220
JetBlue Airways Corp., Series A, convertible notes 5.50% 2038	$3,250,000	4,111
JetBlue Airways Corp., Series B, convertible notes 5.50% 2038	$3,240,000	4,324
		69,513

TELECOMMUNICATION SERVICES — 0.06%
Clearwire Corp. 8.25% convertible notes 2040[3]	$44,385,000	42,832

CONSUMER STAPLES — 0.02%
Alliance One International, Inc. 5.50% convertible notes 2014	$11,000,000	10,532

Total convertible securities (cost: $262,002,000)		277,431

	Principal amount	Value
Bonds & notes — 2.12%	(000)	(000)

FINANCIALS — 0.64%
Prologis, Inc. 6.25% 2017	$ 4,620	$ 5,332
Prologis, Inc. 6.625% 2018	13,907	16,628
Prologis, Inc. 6.625% 2019	1,600	1,920
Prologis, Inc. 7.375% 2019	21,933	27,271
Prologis, Inc. 6.875% 2020	20,380	24,777
Mizuho Capital Investment (USD) 2 Ltd, junior subordinated 14.95% (undated)[3,5]	60,000	71,608
HBOS PLC 6.75% 2018[3]	36,490	38,953
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)[3,5]	30,300	25,679
JPMorgan Chase & Co., Series I, junior subordinated 7.90% (undated)[5]	41,090	46,585
Westfield Group 6.75% 2019[3]	18,040	22,350
Westfield Group 4.625% 2021[3]	19,975	22,328
Developers Diversified Realty Corp. 5.50% 2015	3,744	4,070
Developers Diversified Realty Corp. 9.625% 2016	3,650	4,511
Developers Diversified Realty Corp. 7.50% 2017	10,210	12,297
Developers Diversified Realty Corp. 7.875% 2020	8,075	10,425
Simon Property Group, LP 5.25% 2016	3,540	4,066
Simon Property Group, LP 6.10% 2016	860	1,000
Simon Property Group, LP 5.875% 2017	165	196
Simon Property Group, LP 6.125% 2018	890	1,096
Simon Property Group, LP 10.35% 2019	11,635	16,817
ERP Operating LP 5.125% 2016	2,886	3,226
ERP Operating LP 5.75% 2017	2,055	2,438
ERP Operating LP 4.625% 2021	13,215	14,926
Regions Financial Corp. 5.20% 2015	15,295	16,155
Regions Bank, junior subordinated 7.50% 2018	2,475	2,976
HVB Funding Trust I, junior subordinated 8.741% 2031[3]	9,650	8,540
HVB Funding Trust III, junior subordinated 9.00% 2031[3]	3,171	2,838
AXA SA 8.60% 2030	8,000	9,967
Standard Chartered Bank 6.40% 2017[3]	8,451	9,875
Barclays Bank PLC, Series RCI, junior subordinated 14.00% (undated)[5]	£4,520	9,721
Discover Financial Services 6.45% 2017	$ 3,057	3,594
Discover Financial Services 10.25% 2019	4,334	5,672
Capital One Capital III 7.686% 2066[5]	165	166
		448,003

U.S. TREASURY BONDS & NOTES — 0.57%
U.S. Treasury 0.25% 2014	92,000	92,030
U.S. Treasury 1.875% 2014[6]	301,000	307,132
		399,162

TELECOMMUNICATION SERVICES — 0.36%
Sprint Nextel Corp. 9.125% 2017	35,000	41,300
Sprint Nextel Corp. 11.50% 2021	55,550	74,784
MTS International Funding Ltd. 8.625% 2020[3]	29,865	37,376
MTS International Funding Ltd. 8.625% 2020	24,093	30,152
América Móvil, SAB de CV 6.45% 2022[4]	MXN155,000	12,294
América Móvil, SAB de CV 8.46% 2036	341,400	28,244
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 2015[3]	$2,500	2,650
Clearwire Communications and Clearwire Finance, Inc. 12.00% 2017[3]	22,500	24,863
		251,663

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.20%
United Mexican States Government, Series M30, 10.00% 2036[5]	MXN738,400	80,825
Polish Government, Series 1021, 5.75% 2021	PLN172,900	62,462
		143,287

ENERGY — 0.15%
Gazprom OJSC 8.146% 2018	$ 4,415	5,445
Gazprom OJSC, Series 9, 6.51% 2022	30,710	36,547
Gazprom OJSC, Series 2, 8.625% 2034	1,015	1,461
Gazprom OJSC 7.288% 2037	38,175	49,219
Gazprom OJSC 7.288% 2037[3]	365	470
BP Capital Markets PLC 5.25% 2013	3,335	3,481
BP Capital Markets PLC 3.875% 2015	7,320	7,824
Petroplus Finance Ltd. 6.75% 2014[3,7]	375	78
		104,525

MATERIALS — 0.11%
ArcelorMittal 4.25% 2015[5]	8,000	8,084
ArcelorMittal 10.35% 2019[5]	20,000	23,686
ArcelorMittal 6.75% 2022[5]	22,839	23,804
CRH America, Inc. 6.00% 2016	1,260	1,419
CRH America, Inc. 8.125% 2018	15,540	18,922
		75,915

FEDERAL AGENCY BONDS & NOTES — 0.04%
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 0.22% 2013	29,000	29,005

CONSUMER DISCRETIONARY — 0.03%
Marks and Spencer Group PLC 6.25% 2017[3]	100	112
Marks and Spencer Group PLC 7.125% 2037[3]	15,550	17,518
		17,630

HEALTH CARE — 0.01%
Amgen Inc. 5.375% 2043	9,625	11,396

CONSUMER STAPLES — 0.01%
British American Tobacco International Finance PLC 8.125% 2013[3]	9,000	9,591

Total bonds & notes (cost: $1,295,392,000)		1,490,177

Short-term securities — 4.62%

U.S. Treasury Bills 0.11%–0.195% due 12/6/2012–7/25/2013	1,163,800	1,163,380
Fannie Mae 0.13%–0.175% due 1/2–4/10/2013	534,329	534,186
Federal Home Loan Bank 0.124%–0.20% due 12/10/2012–4/17/2013	381,900	381,780
Freddie Mac 0.15%–0.19% due 1/22–4/26/2013	237,700	237,604
Federal Farm Credit Banks 0.18%–0.21% due 12/28/2012–8/2/2013	192,700	192,591
Thunder Bay Funding, LLC 0.14% due 12/6/2012[3]	60,004	60,003
Old Line Funding, LLC 0.18% due 12/3/2012[3]	30,000	30,000
Bank of Nova Scotia 0.17%–0.175% due 12/17/2012–1/25/2013	85,900	85,885
Toronto-Dominion Holdings USA Inc. 0.19% due 12/18/2012[3]	85,200	85,191
Commonwealth Bank of Australia 0.19%–0.20% due 12/7/2012–1/8/2013[3]	80,000	79,991
Siemens Capital Co. LLC 0.15% due 12/14/2012[3]	75,000	74,992
Victory Receivables Corp. 0.19% due 1/3/2013[3]	50,000	49,991
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.17% due 12/5/2012	11,600	11,600
International Bank for Reconstruction and Development 0.14% due 1/14/2013	56,800	56,792
GlaxoSmithKline Finance PLC 0.13% due 12/4/2012[3]	55,400	55,399
Province of Ontario 0.14% due 12/19/2012	50,000	49,996
Straight-A Funding LLC 0.15%–0.18% due 12/10/2012–1/2/2013[3]	50,000	49,995
Svenska Handelsbanken Inc. 0.21% due 1/4/2013[3]	40,000	39,992

Total short-term securities (cost: $3,238,984,000)		3,239,368

Total investment securities (cost: $56,925,905,000)		69,965,831
Other assets less liabilities		189,643

Net assets		$70,155,474

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $939,074,000, which represented 1.34% of the net assets of the fund.

4Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $110,936,000, which represented .16% of the net assets of the fund.

5Coupon rate may change periodically.

6A portion of this security was pledged as collateral for net losses on unsettled forward currency contracts with certain counterparties. The total value of pledged collateral was $4,444,000, which represented .01% of the net assets of the fund.

7Scheduled interest and/or principal payment was not received.

Key to abbreviations and symbol

ADR = American Depositary Receipts

FDR = Fiduciary Depositary Receipts

GDR = Global Depositary Receipts

SDR = Swedish Depositary Receipts

£ = British pounds

MXN = Mexican pesos

PLN = Polish zloty

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-033-0113O-S32833

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Capital World Growth and Income Fund, Inc.

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Growth and Income Fund, Inc. (the “Fund”) as of November 30, 2012, and for the year then ended and have issued our unqualified report thereon dated January 9, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s investment portfolio (the “Portfolio”) as of November 30, 2012 appearing in Item 6 of this Form N-CSR. The Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
January 9, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND, INC.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Thawley
Michael J. Thawley, Vice Chairman and Principal Executive Officer

Date: January 31, 2013

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 31, 2013